Exhibit 99.2

 Fiscal 2025 Fourth Quarter and Year End Financial Results  November 2025   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as expectations regarding future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings presentation include, but are not limited to, statements regarding NJR’s NFEPS guidance for fiscal 2026, including NFEPS guidance by Segment, long-term growth targets and guidance range and anticipated drivers of such growth targets, long-term annual growth projections and targets, our CIP, IIP and SAVEGREEN programs, NFEPS expectations from utility operations, Capital Plan expectations, the inclusion of our 5-year capital expenditure projections through 2030, our credit metrics, projections of dividend and financing activities, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, project pipeline, changes to tax laws and regulations, including those changes brought about by the passage of the Inflation Reduction Act of 2022 and the One Big Beautiful Bill Act, total shareholder return projections, dividend growth, CEV revenue and service projections, our debt repayment schedule, contributions from Leaf River as well as its potential cavern expansion, Steckman Ridge and Adelphia Gateway, SREC Hedging and long option strategies and Asset Management Agreements, our Energy Efficiency Expansion as approved by the BPU, our current and future base rate cases, our solar project pipeline and commercial solar growth goals, emissions reduction strategies and clean energy goals, changing interest rates, and other legal and regulatory expectations, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of new information future events or otherwise, except as required by law.  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found in the appendix to this presentation. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization [expenses] as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and Other Income, net, which includes non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents  Fiscal 2025 Fourth Quarter and Year End Conference Call  4  Agenda  5  Key Considerations  6  Business Unit Drivers  7  NJNG: Growing Rate Base  8  S&T: Driving Near Term NFE Growth  9  S&T: Leaf River Growth Opportunities  10  CEV: Project Pipeline  11  Financial Review and Outlook  12  Fiscal 2025: Accomplishments  13  Fiscal 2025: Financial Performance  14  Fiscal 2025: Capital Investment (CAPEX)  15  Fiscal 2025: NJNG: Represented 64% of NJR Total CAPEX   16  Fiscal 2025: CEV: Represented 32% of NJR Total CAPEX  17  Capital Investment (CAPEX) Outlook  18  Strong Financial Metrics  19  Fiscal 2026: NFEPS Guidance and Segment %  20  Closing  21  NJR: Diversified Platform Drives Shareholder Value  22  7-9% Long Term NFEPS Growth Rate  23  Appendix: Financial Statements and Additional Information  24  Fiscal 2025 Fourth Quarter and Year End NFE and NFEPS by Business Unit  25  Fiscal 2025 Fourth Quarter and Year End Results - Walk  26  Reconciliation of NFE and NFEPS to Net Income  27  Other Reconciliation of Non-GAAP Measures  28  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  29  Capital Plan Table   30  Cash Flows Table  31  Debt Repayment Schedule  32  NJR: Complementary Energy Infrastructure Platform  33  NJR: Business Portfolio   34  NJR: Dividend Growth: Raised for 30 Consecutive Years  35  NJR: Drivers of Long-Term Growth Rate of 7-9%  36  NJNG: Regulatory Environment  37  NJNG: Customer Growth  38  NJNG: Commitment to Affordability  39  S&T: Strategically Located Assets  40  S&T: Adelphia Gateway  41  S&T: Adjusted EBITDA  42  CEV: Diverse Commercial Solar Portfolio  43  CEV: “Utility Like” Revenue Stack with Optionality  44  CEV: SREC Hedging Strategy Stabilizes Revenue  45  Energy Services: Overview  46  Energy Services: Long-Option Strategy   47  Energy Services: Asset Management Agreements  48  Home Services (NJRHS)  49  Shareholder and Online Information

 Strategic Review    Steve Westhoven, President and CEO  Financial Highlights and Outlook   Roberto Bel | SVP and CFO  Conclusion   Steve Westhoven, President and CEO  Q&A Session  Agenda NJR At a Glance  Corporate Information  Ticker  NYSE: NJR  Corporate Headquarters  Wall, NJ  Incorporated  New Jersey  Website  www.njresources.com  IPO  1982  NJR Business Units  (abbreviation)  New Jersey Natural Gas  NJNG  Clean Energy Ventures  CEV  Storage & Transportation  S&T  Energy Services  NJRES  Home Services  NJRHS  Share Information  Share Price  $46.62  Shares Outstanding  100.5M   Market Cap  $4.7B  Dividend Information  Annual Dividend  $1.90  Dividend Yield  4.1%  All daily trading information/multiples as of 11/14/2025

 Key Considerations  1. A reconciliation from NFE to net income and Adjusted FFO / Adjusted Debt can be found in the Appendix.  5 Years of Exceeding Initial Guidance   7-9%   Long-Term NFEPS Growth Rate  CAPEX of   $4.8 - $5.2 Billion Through FY 2030  Over 60% in Utility Investment  No Block Equity  19% - 20%  Adjusted FFO / Adjusted Debt   Through 20301  Peer Leading Growth  Organic Capital Investment  Strong Financial Metrics  Fiscal 2026 NFEPS1 Guidance Range  of $3.03 - $3.18  Execution

 Business Unit Drivers  NJNG  High single digit rate base growth expected   through 2030  CEV  Installed capacity expected to grow over 50% by 2027  S&T  NFE expected to more than double   by 2027

 NJNG: Future Rate Base Growth Expected in the 7-9% Range  Expanding Rate Base Growth Through 2030  History of Consistent Rate Case Outcomes  Additional Investments from Energy Efficiency Investments (SAVEGREEN) are Incremental to Current Rate Base Figure  Last Four Rate Cases  $4.7 - $5.2B  ($ in B)  Rate Base CAGR of ~7 - 9%   Reported Record $98 Million of Investment in Fiscal 2025

 S&T: Driving Near Term NFE Growth  Constructive Outcome in Adelphia Gateway Rate Case;  Highly Favorable Re-Contracting at both Adelphia and Leaf River  S&T NFE Expected to   More Than Double by 2027  Estimated  $42 - $47  Future Expansion Opportunities

 S&T: Leaf River Growth Opportunities  Expansion Plans To Increase Working Gas Capacity  Leaf River Expansion  Expansion of Existing Cavern Locations  Planned  New Cavern  Leaf River has Multiple Sites for Organic Cavern Expansion Beyond this 55 BCF  S&T Earnings to Double Prior to New Expansions  FERC Filing  October 31, 2025  Expects to increase working gas capacity by over 70% in the coming years

 CEV: Project Pipeline  CEV Owns and Operates Solar Projects with Approximately 479MW of In-Service Commercial Solar Capacity  MWs   Record ~93MW   Placed In-Service in Fiscal 2025  1.2 GW  Diverse pipeline – preserved ITC through proactive safe harboring   Capacity expected to grow over 50% by 2027   All MWs noted in DC  ~250

 11  11  Financial Review

Fiscal 2025: Accomplishments

Solid Execution Across NJR's Complementary Portfolio of Businesses

New Jersey Natural Gas

Settlement of Base Rate Case, with new rates in place on November 21, 2024

Record Investment Under **SAVEGREEN® Energy Efficiency** Program

Clean Energy Ventures

Record ~93MW Placed into Service in FY2025

Completed sale of residential solar portfolio

Storage and Transportation

Adelphia: Received approval of settlement for its Section 4 rate case

Leaf River: Storage Capacity Increased; Expansion Initiatives filed with FERC

Energy Services

Strong Cash Flow Generation

Home Services

Named a Ruud Top 20 Pro Partner for the **9th Consecutive Year**

NJR: Raised Dividend for 30th Consecutive Year

New Jersey Resources

Fiscal 2025 NFEPS

$3.29

(up **11.5%** compared to prior year)

New Jersey Resources

12

 Fiscal 2025: Financial Performance  Net Financial Earnings per Share  $3.29  $2.95  Raised NFEPS Guidance by $0.10  Finished at the Top  of Revised Range  $2.16  Utility Represented ~65% of NFEPS  (over 70% excluding the gain from the   sale of the Residential Solar Portfolio)  $2.50  $2.70

 Fiscal 2025: Capital Investment1 (CAPEX)  NJNG: Strong capital deployment supported by “Near Real Time” returns  CEV: Well positioned with safe-harbored projects to support long-term capital plans  S&T: Initiated capacity expansion   of existing caverns  $596M  $644M  $850M  The sum of actual amounts may not equal due to rounding.

Fiscal 2025: NJNG: Represented 64% of NJR Total CAPEX

Stable Utility Investment with Minimal Regulatory Lag

~47%

of **NJNG Capital Expenditures** Earned a Near Real-time Return[2]

Record SAVEGREEN Investment in Fiscal 2025

NJR Fiscal 2025 Capital Expenditures[1]

(% of **NJR** CAPEX)



NJNG Safety and Reliability
34%
NJNG SAVEGREEN
12%
NJNG IIP
5%
NJNG New Customer
14%
CEV + S&T
~$850M
($548M NJNG)

1. The sum of actual amounts may not equal due to rounding.
2. The sum of Fiscal 2025 New Customer, IIP, and SAVEGREEN CAPEX was $257 million, or 47% of NJNG's $548 million.

New Jersey Resources 15

 ~$850M  Fiscal 2025: CEV Represented 32% of NJR Total CAPEX   NJR Fiscal 2025 Capital Expenditures  (% of NJR CAPEX)  $271M  Capital Expenditures Above Top End of the Previously Announced Range   CEV has safe-harbored all of its planned capital investments  NJNG + S&T  ( $271M CEV)

 Capital Investment1 (CAPEX) Outlook  $775 - $930  Actuals  Estimates  $4.8 - $5.2B  Through 2030  $870 - $1.0B  NJNG (utility spending) to Represent Over 60% of Capital Investment  $45 - $60  $60 - $75  $210 - $290  $270 -$370  $520 - $580  $540 -$600  $850M  $644M  ($ in Millions)  ~40% Increase Over Previous 5 Years   of CAPEX  The sum of actual amounts may not equal due to rounding.

Strong Credit Metrics

Adjusted FFO / Adjusted Debt



Actuals
Estimated
20.0%
15.0%
10.0%
5.0%
17.4%
18.1%
19.0%
20.6%
21.2%
19 - 20%
FY2021A
FY2022A
FY2023A
FY2024A
FY2025A
FY2026E
FY2030E

Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

	NJNG (Secured Rating)	NJR (Unsecured Rating)
NAIC	NAIC-1.E	NAIC-2.A
Moody's	A1 (Stable)	
Fitch	A+ (Stable)	

- **No Block Equity Needs**
- **Cash Flow from Operations of $466 million in Fiscal 2025**
  - Over $1 billion expected in the next two years
- **Staggered Debt Maturity Stack**
- **Substantial liquidity at both NJNG and NJR**
  - $825M of credit facilities available through FY2029

18

 Fiscal 2026: NFEPS Guidance and Segment %  Fiscal 2026 Net Financial Earnings per Share  7-9%  Long-Term   Annual Growth  $3.03 - $3.18  Fiscal 2026   Utility To Represent   ~70% of Earnings Contribution  NJNG  67 - 72%  S&T  8-12%  CEV  10-15%  ES  5-10%  HS  1-2%  $2.83  * Our current earnings base represents the midpoint of initial Fiscal 2025 NFEPS guidance, excluding the net impact of the sale of our residential solar assets.

 20  20  Closing

 NJR: Diversified Platform Drives Shareholder Value  NJR’s ROE is Among the Highest in the Utility Sector   NJR FISCAL 2025 ROE: 14.0%  NJR leverages strong cash flows and a solid balance sheet—allowing us to fund growth without block equity issuance, preserving shareholder value   NJR  14.8%  Average Annual   Return on Equity (ROE)  Last 25 Years   Source: Bloomberg. Average Annual ROE (Net Income / Shareholders Equity) from 2000 – 2024. 2025: Net Income / Common Stock Equity

 7-9% Long-Term NFEPS Growth Rate  5 Straight Years of Exceeding Initial Guidance   Total CAPEX of $4.8 - $5.2 Billion Through FY 2030  Over 60% in Utility Investment  No Block Equity  Consistent Execution  Organic Capital Investment  Equity Needs  NJNG  High single digit   rate base growth expected   through 2030  CEV  Installed capacity expected to grow over 50% by 2027  S&T  NFE expected to more than double by 2027  Leaf River capacity to grow by over 70%   through 2030

 Appendix:  Financial Statements and Additional Information  23  24  Fiscal 2025 Fourth Quarter and Year End NFE and NFEPS by Business Unit  25  Fiscal 2025 Fourth Quarter and Year End Results - Walk  26  Reconciliation of NFE and NFEPS to Net Income  27  Other Reconciliation of Non-GAAP Measures  28  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  29  Capital Plan Table - Two Year Detailed   30  Cash Flows - Two Year Projected  31  Debt Repayment Schedule

Fiscal 2025 Fourth Quarter and Year End NFE and NFEPS by Business Unit[1]

($ in 000s)

Net Financial Earnings (**NFE**)

(Thousands)	Three Months Ended September 30,			Twelve Months Ended September 30,		
	2025	2024	Change	2025	2024	Change
New Jersey Natural Gas	$(7,977)	$(19,000)	$11,023	$213,541	$133,400	$80,141
Clean Energy Ventures	$23,841	$35,470	$(11,629)	$61,156	$33,662	$27,494
Storage and Transportation	$4,636	$2,468	$2,168	$18,541	$12,229	$6,312
Energy Services	$(4,532)	$68,284	$(72,816)	$34,868	$111,515	$(76,647)
Home Services and Other	$261	$1,485	$(1,224)	$1,511	$22	$1,489
Total	**$16,229**	**$88,707**	**$(72,478)**	**$329,617**	**$290,828**	**$38,789**

Net Financial Earnings per Share (**NFEPS**)

(Thousands)	Three Months Ended September 30,			Twelve Months Ended September 30,		
	2025	2024	Change	2025	2024	Change
New Jersey Natural Gas	$(0.08)	$(0.20)	$0.12	$2.13	$1.35	$0.78
Clean Energy Ventures	$0.23	$0.36	$(0.13)	$0.61	$0.35	$0.26
Storage and Transportation	$0.04	$0.02	$0.02	$0.18	$0.12	$0.06
Energy Services	$(0.04)	$0.69	$(0.73)	$0.35	$1.13	$(0.78)
Home Services and Other	$0.01	$0.02	$(0.01)	$0.02	$—	$0.02
Total	**$0.16**	**$0.89**	**$(0.73)**	**$3.29**	**$2.95**	**$0.34**

New Jersey Resources

[1] The sum of actual amounts may not equal due to rounding.

24

 A reconciliation of these non-GAAP measures can be found in the Appendix.  The sum of actual amounts may not equal to total due to rounding.  Fiscal 2025 Fourth Quarter and Year End Results1 - Walk  ($ in Millions)  Fiscal Fourth Quarter  Fiscal Year  Fiscal 2024 – Consolidated NFE ($ in millions)  $ 290.8   NJNG  $ 80.1   Utility Gross Margin1  $ 141.6   Depreciation & Amortization (D&A)  $ (27.9)   Interest Expense, O&M, AFUDC and Income Tax  $ (33.6)   Clean Energy Ventures  $ 27.5   Revenue  $ (18.1)   D&A and Interest Expense  $ 5.6   Gain on Sale of Assets  $ 56.2   Other (including ITC recognition)  $ (16.2)   Storage & Transportation  $ 6.3   Revenue  $ 10.2   D&A and Interest Expense  $ 2.2   AFUDC & Other  $ (6.1)   Energy Services  $ (76.6)  Financial Margin1  $ (112.6)   Interest Expense, Income Tax and Other  $ 36.0   Home Services and Other  $ 1.5   Fiscal 2025 – Consolidated NFE ($ in millions)2  $ 329.6   Fiscal 4Q24 – Consolidated NFE ($ in millions)  $ 88.7   NJNG  $ 11.0   Utility Gross Margin1  $ 23.5   Depreciation & Amortization (D&A)  $ (7.0)   Interest Expense, O&M, AFUDC, Income Tax  $ (5.5)   Clean Energy Ventures  $ (11.6)  Revenue  $ (5.2)   D&A and Interest Expense  $ (0.2)   Gain on Sale of Assets  $ 0.1   Other (including ITC recognition)  $ (6.3)   Storage & Transportation  $ 2.2   Revenue  $ 2.5   D&A and Interest Expense  $ 1.3   O&M, AFUDC & Other  $ (1.6)   Energy Services  $ (72.8)  Financial Margin1  $ (97.9)   Interest Expense, Income Tax and Other  $ 25.1   Home Services and Other  $ (1.2)  Fiscal 4Q25 – Consolidated NFE ($ in millions)2  $ 16.2   The decrease reflects higher prior-year operating revenue at Energy Services from Asset Management Agreements signed in December 2020.

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period.

(Unaudited)	Three Months Ended September 30,		Twelve Months Ended September 30,	
	2025	2024	**2025**	2024
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income	**$ 15,072**	$ 91,126	**$ 335,627**	$ 289,775
Add:				
Unrealized (loss) gain on derivative instruments and related transactions	**(2,054)**	(4,286)	**(12,126)**	19,574
Tax effect	**488**	1,018	**2,882**	(4,652)
Effects of economic hedging related to natural gas inventory	**3,495**	1,266	**4,242**	(18,192)
Tax effect	**(830)**	(301)	**(1,008)**	4,323
NFE tax adjustment	**58**	(116)	**—**	—
Net financial earnings	**$ 16,229**	$ 88,707	**$ 329,617**	$ 290,828
Weighted Average Shares Outstanding				
Basic	**100,458**	99,308	**100,244**	98,634
Diluted	**101,024**	99,964	**100,788**	99,289
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings per share	**$ 0.15**	$ 0.92	**$ 3.35**	$ 2.94
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(0.02)**	(0.04)	**(0.12)**	0.20
Tax effect	**0.01**	—	**0.03**	(0.05)
Effects of economic hedging related to natural gas inventory	**0.03**	0.01	**0.04**	(0.18)
Tax effect	**(0.01)**	—	**(0.01)**	0.04
Basic net financial earnings per share	**$ 0.16**	$ 0.89	**$ 3.29**	$ 2.95

New Jersey Resources

26

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)	Three Months Ended September 30,				Twelve Months Ended September 30,			
	2025		2024		**2025**		2024	
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:								
Operating revenues	**$**	**145,178**	$	105,091	**$**	**1,302,617**	$	1,019,832
Less:								
Natural gas purchases		**48,748**		33,817		**528,992**		414,635
Operating and maintenance[1]		**29,938**		22,935		**120,175**		113,984
Regulatory rider expense		**5,243**		3,566		**87,199**		60,327
Depreciation and amortization		**36,584**		29,620		**140,368**		112,492
Gross margin		**24,665**		15,153		**425,883**		318,394
Add:								
Operating and maintenance[1]		**29,938**		22,935		**120,175**		113,984
Depreciation and amortization		**36,584**		29,620		**140,368**		112,492
Utility gross margin	**$**	**91,187**	$	67,708	**$**	**686,426**	$	544,870
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:								
Operating revenues	**$**	**81,909**	$	178,420	**$**	**453,457**	$	485,391
Less:								
Natural Gas purchases		**84,935**		79,097		**372,431**		305,938
Operating and maintenance[1]		**1,478**		1,583		**14,959**		23,189
Depreciation and amortization		**48**		47		**187**		205
Gross margin		**(4,552)**		97,693		**65,880**		156,059
Add:								
Operating and maintenance[1]		**1,478**		1,583		**14,959**		23,189
Depreciation and amortization		**48**		47		**187**		205
Unrealized (gain) loss on derivative instruments and related transactions		**(2,054)**		(4,287)		**(12,126)**		24,449
Effects of economic hedging related to natural gas inventory		**3,495**		1,266		**4,242**		(18,192)
Financial margin	**$**	**(1,585)**	$	96,302	**$**	**73,142**	$	185,710

1. Excludes selling, general and administrative expenses

New Jersey Resources

27

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and other Fitch credit metric adjustments.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding capitalized leases, solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs.  Cash Flow from Operations   $466.3   Add back   Components of working capital   $24.6   Cash paid for interest (net of amounts capitalized)   $130.3   Capitalized Interest   $11.5   SAVEGREEN loans, grants, rebates and related investments   $98.0   Other adjustments   ($2.3)   Adjusted FFO (Non-GAAP)   $728.4   Long-Term Debt (including current maturities)   $3,408.6   Short-Term Debt   $195.6   Exclude  Cash on Hand   ($1.6)   CEV Sale-Leaseback Debt   ($471.5)   Lease adjusted debt   ($15.9)   Include  CEV Sale lease-back Contractual Commitments    $312.4   Debt Issuance Costs   $14.2   Adjusted Debt (Non-GAAP)   $3,441.8   Adjusted Debt,   FY2025   (Millions)  Adjusted Funds from Operations,   FY2025  (Millions)

 Capital Plan Table1,2   ($ in Millions)  Total change in PP&E (cash spent, CAPEX accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.  System Integrity includes safety and reliability, IT, Cost of Removal, and other miscellaneous capital investments.  Actuals  Estimates     FY2024A  FY2025A  FY2026E  FY2027E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $100  $119  $120  -  $130  $130  -  $140  Yes  IIP  $42  $40  $10  -  $15  $—  -  $—  Yes  SAVEGREEN  $71  $98  $90  -  $100  $90  -  $100  Yes  Safery and Reliability3  $290  $291  $300  -  $335  $320  -  $360  $503  $548  $520  -  $580  $540  -  $600  Clean Energy Ventures  $96  $271  $210  -  $290  $270  -  $370  Storage and Transportation  Adelphia Gateway  $7  $11  $5  -  $10  $5  -  $10  Leaf River  $39  $19  $40  -  $50  $55  -  $65  $46  $30  $45  -  $60  $60  -  $75  Total  $644  $850  $775  -  $930  $870  -  $1,045

Cash Flows Table[1]

($ in Millions)

Operating cash flows are primarily affected by variations in working capital, which can be impacted by several factors, including:

- seasonality of our business;
- fluctuations in wholesale natural gas prices and other energy prices, including changes in derivative asset and liability values;
- timing of storage injections and withdrawals;
- the deferral and recovery of natural gas costs;
- changes in contractual assets utilized to optimize margins related to natural gas transactions;
- broker margin requirements;
- impact of unusual weather patterns on our wholesale business;
- timing of the collections of receivables and payments of current liabilities;
- volumes of natural gas purchased and sold; and
- and timing of SREC deliveries.

		Actuals		Estimates	
		FY 2024A	FY 2025A	FY 2026E	FY 2027E
Cash Flows from Operations		**$427**	**$466**	**$510 - $550**	**$540 - $580**
Uses of Funds	Cash Flows Used in Investing Activities[2,3]	$569	$568	$700 - $800	$800 - $900
	Dividends	$165	$180	$188 - $192	$192 - $196
	Total Uses of Funds	**$734**	**$748**	**$888 - $992**	**$992 - $1,096**
Financing Activities	Common Stock Proceeds – DRIP	$74	$35	$18 - $20	$18 - $20
	Debt Proceeds/ (Repayments)/Other	$232	$247	$360 - $422	$434 - $496
	Total Financing Activities	**$307**	**$282**	**$378 - $442**	**$452 - $516**

1. The sum of actual amounts may not equal due to rounding.
2. Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations).
3. Cash Flows Used in Investing Activities in fiscal 2025 include $137.2 million in net proceeds from the sale of the residential solar portfolio.

New Jersey Resources

30

Debt Repayment Schedule

No Significant Maturity Towers in Any Particular Year

Term Debt[1] Maturity Schedule

as of September 30, 2025 / $ in Millions, unless otherwise noted



NJR
NJNG
$200
$150
$100
$50
$—
$100
$110
$50
$100
$150
$130
$120
$130
$50
$130
$75
$50
$100
$100
$117
$1.4B
FY 2026
FY 2027
FY 2028
FY 2029
FY 2030
FY 2031
FY 2032
FY 2033
FY 2034
FY 2035
FY 2036-2041
Thereafter

NJR Unsecured Senior Notes	FY Maturity	Principal
3.54%	2026	$100,000
4.38%	2027	$110,000
3.96%	2028	$100,000
3.29%	2029	$150,000
3.50%	2030	$130,000
3.13%	2031	$120,000
3.60%	2032	$130,000
3.25%	2033	$80,000
6.14%	2033	$50,000
3.64%	2034	$50,000
5.55%	2035	$100,000
Total NJR LT Debt		**$1,120,000**

NJNG First Mortgage Bonds	FY Maturity	Principal
3.15%	2028	$50,000
5.56%	2033	$50,000
5.49%	2034	$75,000
5.16%	2035	$100,000
4.37%	2037	$50,000
3.38%	2038	$10,500
2.75%	2039	$9,545
3.00%	2041	$46,500
3.50%	2042	$10,300
3.00%	2043	$41,000
4.61%	2044	$55,000
3.66%	2045	$100,000
3.63%	2046	$125,000
4.01%	2048	$125,000
3.76%	2049	$100,000
3.13%	2050	$50,000
3.13%	2050	$50,000
2.87%	2050	$25,000
2.97%	2052	$50,000
4.71%	2052	$50,000
5.47%	2053	$125,000
5.85%	2054	$50,000
5.82%	2054	$125,000
5.85%	2055	$100,000
2.45%	2059	$15,000
3.86%	2059	$85,000
3.33%	2060	$25,000
2.97%	2060	$50,000
3.07%	2062	$50,000
Total NJNG LT Debt		**$1,797,845**

Substantial liquidity at both NJNG and NJR -
$825M of credit facilities available through FY2029

New Jersey Resources

1. Term debt only (excludes short-term debt of $195.6 million, capital leases of $33.5 million and solar financing obligations of $471.5 million).

31

 Originated from Expertise in Energy Value Chain  Clean Energy Ventures  (CEV)  Flexible Renewable Project Platform  Storage and Transportation  (S&T)  Long-Term Energy Infrastructure  Energy Services  (ES)  Capital-light Cash Generator  NJR Home Services  (NJRHS)  Customer Focused Field Services  New Jersey Natural Gas  (NJNG)  Stable, Regulated Utility Growth  NJR: Complementary Energy Infrastructure Platform  Predictable Net Financial Earnings and Incremental Organic Growth Opportunities   32  NJR: Complementary Energy Infrastructure Platform  33  NJR: Business Portfolio   34  NJR: Dividend Growth: Raised for 30 Consecutive Years  35  NJR: Drivers of Long-Term Growth Rate of 7-9%   36  NJNG: Regulatory Environment  37  NJNG: Customer Growth  38  NJNG: Commitment to Affordability  39  S&T: Strategically Located Assets  40  S&T: Adelphia Gateway  41  S&T: Adjusted EBITDA  42  CEV: Diverse Commercial Solar Portfolio  43  CEV: “Utility Like” Revenue Stack with Optionality  44  CEV: SREC Hedging Strategy Stabilizes Revenue  45  Energy Services: Overview  46  Energy Services: Long-Option Strategy   47  Energy Services: Asset Management Agreements  48  Home Services (NJRHS)  49  Shareholder and Online Information

 NJR Home Services offers customers home comfort solutions.  NJR: Business Portfolio   Natural Gas and Renewable Fuel Distribution; Solar Investments; Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains Natural Gas transportation and distribution infrastructure.  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  NJR Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power and provide low carbon energy solutions.  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities.   Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada.   Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company

 NJR Dividend Growth: Raised for 30 Consecutive Years  Committed to Returning Capital to Shareholders  Dividend History  Dividends per Share  Record Date  Payable Date  Amount Per Share  9/22/2025  10/1/2025  $0.475  6/10/2025  7/01/2025  $0.45  3/11/2025  4/01/2025  $0.45  12/11/2024  1/02/2025  $0.45  9/23/2024  10/01/2024  $0.45  6/12/2024  7/01/2024  $0.42  3/13/2024  4/01/2024  $0.42  12/13/2023  1/02/2024  $0.42  9/20/2023  10/02/2023  $0.42  6/14/2023  7/03/2023  $0.39  3/15/2023  4/03/2023  $0.39  12/14/2022  1/03/2023  $0.39  9/26/2022  10/03/2022  $0.39  6/15/2022  7/01/2022  $0.3625  3/16/2022  4/01/2022  $0.3625  12/15/2021  1/03/2022  $0.3625  9/20/2021  10/01/2021  $0.3625  6/16/2021  7/01/2021  $0.3325  3/17/2021  4/01/2021  $0.3325  12/16/2020  1/04/2021  $0.3325  Highlighted Rows Reflect Changes in Quarterly Cash Dividends  $1.90  FY 2026 Dividend

 NJR: Drivers of Long-Term Growth Rate of 7-9%  Highly Visible NFEPS Growth with Potential for Additional Upside, No Block Equity Needs, “Utility-like” Earnings Contribution  NJNG  CEV  S&T  Energy  Services  Improved   Utility Gross Margin after Successful Rate Case  Continued Customer Growth  Energy Efficiency Efforts   Drivers of 7-9% Growth Rate  Potential Upside   Drivers Above 7-9%  Contracted REC Revenue  High Operational Availability   Extensive Project  Pipeline  Stronger than expected BGSS incentives margin from optimization of   supply portfolio  Upside from power demand growth  Long-term Contracted Capacity  Organic Capacity Expansion Projects   Successful Recontracting Driven by Improving Storage Market  Short-term capacity optimization  Stable Cash Flows from AMA Fixed Payments  Normalized Contribution from “Long-Option” Strategy  (Does not consider potential positive impacts from significant weather events.)  Natural gas price volatility due to weather events

 NJNG: Regulatory Environment  $3.2B1  Rate Base  9.6%  Approved ROE  As of the most recent base rate case, settled on November 21, 2024 for a test year ended on June 30, 2024  54%  Equity Layer  Supportive Regulatory Construct  Stable Rate Case Results  Decoupled Rates   Minimization of Regulatory Lag  Margin Sharing Incentives  Filed with the New Jersey Board of  Public Utilities in January 2024   Settlement approved in November 2024  Base rate increase of approximately $157 million through June 30, 2024 (the end of our test year)  Settlement of Most Recent Rate Case  Investments in SAVEGREEN® are incremental to rate base and earn near-real time returns through a rider that is updated annually.   NJNG’s natural gas commodity price is a pass-through cost in the Basic Gas Supply Service (BGSS) program  NJNG’s “BGSS Incentive Programs” allow optimization of assets when not needed for customer requirements

 NJNG: Customer Growth  Operates and Maintains Natural Gas Transportation and Distribution Infrastructure in New Jersey (predominately in   core territories of Monmouth, Ocean, and Morris Counties, but also in Middlesex, Sussex and Burlington Counties)  588,975  Total Customers  6  Counties Across   New Jersey  NJNG Total Customers at Fiscal Year End  (in 000s)  630 - 640  NJNG customer base continues to expand, growing between 7,000 - 9,000 new customers a year

 NJNG: Commitment to Affordability  Customer Affordability remains a central priority for NJNG amid rising energy costs and economic pressures  Average customer bill <1.5%   total share of wallet1  NJNG offers financial assistance programs, equal payment plans, and energy efficiency initiatives to help customers manage bills.  NJNG also maintains one of the lowest complaint rates per 1,000 customers among New Jersey utilities.  NJNG Average 1.4% = State Average 1.4%  Source: Company Data for Monmouth, Ocean, and Morris Counties / US Census, Population Division / Federal Reserve Economic Data: Median Household Income Data   Inclusive of new rates following most recent rate case settlement

 S&T: Strategically Located Assets  Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serves the fastest growing natural gas market in North America  12.6 mmdth reservoir storage facility in southern PA  Placed in service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained  Maximize capabilities of existing assets as pipeline and storage constraints highlight the benefit of storage and transportation infrastructure

 S&T: Adelphia Gateway  Strategically Positioned with Existing Capability to Serve Growing Northeast Market Areas  Adelphia Section 4 Base Rate Case  Constructive Adelphia rate case outcome provides incremental NFE; lower depreciation rate leads to an increase in NFE while preserving rate base for future rate cases  Considered investments made in rate base, expenses of pipeline operations, and regulatory driven projects  Tailwinds for   Adelphia Business Development  Evaluating new customer needs that can enhance revenue  Increasing demand opportunities (Data Centers, Power Gen)  Numerous re-contracting options through 2030 present potential for rate improvement under favorable market conditions  Example of Long-Term Contract Incremental to NFE  Following the successful rate case on Adelphia, we recently awarded one of our utility customers a 10-year firm contract effective November 1, 2025, providing incremental revenues to Adelphia of ~$1.5 million annually

 S&T: Adjusted EBITDA  Adjusted EBITDA is net income before interest, income taxes, depreciation and amortization, corporate overhead and other income, net.  S&T’s Net Income (GAAP)  $ 18,541   Add    Interest expense, net   23,170   Income tax expense   5,985   Depreciation and amortization   23,010   Corporate overhead   9,221   Less:  Other Income, net    8,416   Adjusted EBITDA (Non-GAAP)  $ 71,511   S&T Reconciliation of Adjusted EBITDA  FY2025  ($ in 000s)  ($ in M)  $95 - $105

 CEV: Diverse Commercial Solar Portfolio  Diverse and Innovative Commercial Solar Projects Throughout Seven States; Largest Solar Owner-Operator in New Jersey  CEV owns and operates commercial solar projects in New Jersey, Rhode Island, New York, Connecticut, Pennsylvania, Indiana, and Michigan   with approximately 479MW of installed capacity   Over $1 billion invested in the   solar marketplace   Over 80 commercial projects   in service  Parker Road Placed in Service in Fiscal 2025  Parker Road is located on the Combe Fill South Landfill in Morris County, NJ, expanding CEV’s portfolio of landfill/brownfield assets. This further demonstrates CEV’s commitment to operating on underutilized land to provide clean energy in a land-constrained state.

CEV: "Utility Like" Revenue Stack with Optionality

Fixed Component Provides Stable Earnings Contribution With High Visibility

CEV Revenue Fiscal 2025[1]


Subsidy / PPA Revenue, 87%
$112.5M[1]
Merchant Power, 13%

Majority of CEV revenue is contracted

Fixed Revenue Component Consists of:

- State sponsored subsidy programs or feed-in Tariff agreements
- Power Purchase Agreements (PPAs)

\+ Monetization of Investment Tax Credits + Merchant Power

Threshold: High Single-Digit Unlevered IRR

Option Value Incremental to Initial Investment Decision

Emerging Technologies

Exploring firming generation throughout NJRCEV's solar fleet

Advancing distributed generation strategy

Repowering

Maximizing power generation

Load to Generation

Focus on repositioning existing wholesale assets to support large retail loads (i.e., datacenters)

Future Option Value

New Jersey Resources

1. CEV Fiscal 2025 Revenue included approximately $1.1M of residential solar revenues, which was sold in November 2024

43

CEV: SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of September 30, 2025  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2026 began on June 1, 2025 and ends on May 31, 2026.  Based on Fiscal Year, as of September 30, 2025  84%   Hedged Through   Fiscal Year 2027  70% Hedged Through Energy Year 2027  Percent Hedged  Average Price  Current Price (EY)  93%  $179  $192  70%  $166  $175  65%  $157  $161  32%  $146  $150  Percent Hedged  Average Price  Current Price (FY)  100%  $184  $187  84%  $166  $170  54%  $155  $107  32%  $146  $100  Represents CEV Commercial Solar Business

 45  45  Energy Services (ES)  Operates in key market zones across the U.S., utilizing pipeline and storage assets to create geographic and seasonal optimization opportunities  Maintains a long-option position to generate value  Capital-light, Fee-based earnings  Cash Generating Service Businesses Support Growth of Capital Investment

 Energy Services: Long-Option Strategy  Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America; Fee-based Revenue through Asset Management Agreements   Proven track record of success, leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  A reconciliation of Financial Margin to Operating Income can be found in the Appendix  Strong Energy Service NFE Contribution   Over the Past 5 Years  ($ in Millions)  Fiscal 2022 - 2025 included revenue recognition from   Asset Management Agreements  ES has Reported Positive Financial Margin1 in Every Year Since Inception   Max: 2014 - $172.4M  Min: 2020 - $9.9M  Over $1 billion ($1.6B) of financial margin over last 20 years (average of ~$80 million per year)  ($ in Millions)

 Energy Services: Asset Management Agreements   De-risking transaction for Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  NJR expects to recognize approximately $19.7 million annually in revenues between FY 2025 - FY 2031;  recognized ratably across each quarter  ($ in Millions)

 Home Services (NJRHS)  Delivering Home Comfort Solutions  ~ 150 licensed technicians, installers, plumbers, electricians and skilled workers  Provides residential service contracts for heating, cooling, water heating, electrical and standby generators   Equipment sales and installations, solar lease and purchase plans, plumbing and electrical services and repairs and indoor air quality products  Ruud Top Twenty Pro Partner Contractor for the 9th consecutive year  Completed 79,000 service calls and 4,000 HVAC, plumbing and generator installations in Fiscal 2025  Maintains a nearly five-star customer satisfaction rating*  * Rating determined by Shopper Approved. See njrhomeservices.com/reviews for more information.  Celebrating its 25th Anniversary!  Cash Generating Service Businesses Support Growth of Capital Investment

 The Transfer Agent and Registrar for the company’s common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).  Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.  General written inquiries and address changes may be sent to:  Broadridge Corporate Issuer Solutions  P.O. Box 1342, Brentwood, NY 11717  or  For certified and overnight delivery:  Broadridge Corporate Issuer Solutions, ATTN: IWS   1155 Long Island Avenue, Edgewood, NY 11717  Shareowners can view their account information online at  shareholder.broadridge.com/NJR.   Website: www.njresources.com  Investor Relations: New Jersey Resources Investor Relations  Contact Information  Adam Prior  Director, Investor Relations  732-938-1145  aprior@njresources.com  1415 Wyckoff Road  Wall, NJ 07719  (732) 938-1000  www.njresources.com  Corporate Headquarters  Online Information  Shareholder and Online Information  Stock Transfer Agent and Registrar